                                                                   EXHIBIT 10.2


                           ACCELERATED NETWORKS, INC.

                     FOUNDER/EMPLOYEE SHAREHOLDER AGREEMENT


        This Agreement is made this 28th day of March, 1997, by and between Accelerated Networks, Inc., a California corporation (the "Company"), and Kiran Munj ("Purchaser").

        NOW THEREFORE, IT IS HEREBY AGREED:

        1. Sale of Stock. Subject to the terms hereof, the Company shall sell to Purchaser and Purchaser shall purchase from the Company, subject to Section 4 hereof, two million two hundred fifty thousand (2,250,000) shares of common stock of the Company (the "Stock") at a price of $.001 per share ("Purchase Price").

        2. Payment of Purchase Price. Purchaser shall pay the Purchase Price by delivering to the Company at the time of execution of this Agreement a check for Two Thousand Two Hundred Fifty Dollars ($2,250) and a duly executed blank Assignment Separate from Certificate in the form attached hereto as Exhibit A.

        3. Issuance of Shares. Upon receipt by the Company of the Purchase Price, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser, to be held in escrow until expiration of the Company's Purchase Option described in Section 4 below.

        4. Purchase Option. The Stock shall be subject to the following option ("Purchase Option"):

                a. In the event Purchaser ceases to be continuously employed by the Company, or a parent or subsidiary of the Company, for any reason, with or without cause, the Company may exercise the Purchase Option. For the purpose of this paragraph 4, Purchaser's "continuous employment" shall cease when Purchaser ceases to be actively employed by the Company or a parent or subsidiary of the Company as determined by and in the sole discretion of the Board of Directors of the Company. A leave of absence (regardless of the reason therefor) shall be deemed to constitute the cessation of Purchaser's active employment unless such leave is authorized by the Company in writing and Purchaser returns to work within the time specified in such authorization or in any amendment thereto. The date when continuous employment ceases is hereinafter referred to as the Termination Date.

        The Company shall have the right at any time within sixty (60) days after the later of the Termination Date or the date any approved leave terminates (if employee fails to return within the time specified) to purchase the Stock from Purchaser at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"). The Purchase Option shall terminate, and cease to be exercisable, with respect to any and all Stock in which Purchaser acquires a vested interest. For purposes of this Agreement, Purchaser shall acquire a vested interest in 24% of the Stock on October 31, 1997. Purchaser shall acquire a vested interest in the remaining 76% of the stock in equal monthly installments over the 38 months thereafter, such that Purchaser shall have a fully vested interest in all of the Stock on December 31, 2000. Notwithstanding the foregoing, Purchaser shall not acquire a vested interest in any shares of Stock after the Termination Date.

        Nothing in this Agreement shall affect in any manner whatsoever the at will status of Purchaser's employment or the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment at any time, for any reason, with or without cause.

                b. The Purchase Option, if exercised by the Company, shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in subsection 9(b). The Company may pay for the shares of Stock it has elected to repurchase (i) by delivery of a check in the amount of the repurchase price for the Stock being repurchased, (ii) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. If exercised by the assignees pursuant to subsection 4(c), the Purchase Option shall be exercised by written notice signed by the exercising assignees and delivered or mailed as provided in subsection 9(b). Such assignees shall pay for the shares of Stock they have elected to repurchase by delivery to Purchaser or his executor of a check in the amount of the repurchase price.

                c. In the event the Company for any reason elects not to exercise the Purchase Option pursuant to subsection 4(b), the Company may assign it, provided that the Purchase Option shall not extend beyond the 60 days described in subsection 4(a). In the event that the Company or such assignee does not elect to exercise the Purchase Option as to all of the shares of Stock subject to it, the Purchase Option shall expire as to all shares that the Company and such assignees have not elected to purchase.

        5. Right of First Offer. Stock subject to the Purchase Option may not be transferred. Before any shares of Stock registered in the name of Purchaser and not subject to the Purchase Option may be sold or transferred (including transfer by operation of law or other involuntary transfer and excluding transfers by gift, will or intestate succession of Purchaser to Purchaser's spouse or lineal descendants or ancestors or a trust for the benefit of such persons if the transferee agrees in writing in a form satisfactory to the Company to be subject to the terms of this Agreement) such shares shall first be offered to the Company in the following manner:

                a. Purchaser or his transferee shall deliver a notice by certified mail ("Notice") to the principal business office of the Company stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price and terms, if any, for which he proposes to sell or transfer such shares, and (iv) the name and address of the proposed purchaser or transferee and that such purchaser or transferee is committed to acquire the stated number of shares on the stated price and terms.


                                       2.

                b. The Company shall have the right at any time within sixty
(60) days of receipt of the Notice to purchase some or all of the shares to which the Notice refers at the price per share specified in the Notice, or if no price is specified therein, at the fair market value thereof as determined by the Board of Directors in good faith. Said right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in subsection 10(b), which notice shall specify the time, place and date for settlement of such purchase.

                c. In the event the Company does not, for any reason, exercise its right pursuant hereto the Company may assign such right, provided such right shall not extend beyond such 60-day period. If exercised by the assignee pursuant hereto, the right to purchase shall be exercised by written notice signed by the exercising assignee and delivered or mailed as provided in subsection 10(b), which notice shall specify the time, place and date for settlement of such purchase. Purchaser shall sell to the Company or such assignees the number of shares that either of them elect to purchase, such sale to be consummated within seventy-five (75) days after the date of the Notice.

                d. If some or all of the shares to which the Notice refers are not purchased, as provided in subsections 5(b) and 5(c) hereof, Purchaser may sell such shares to the person named in the Notice at the price and terms specified in the Notice, provided that such sale or transfer is consummated within seventy-five (75) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof. If Purchaser does not consummate the sale or transfer within such seventy-five (75) day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.

                e. Notwithstanding the above, neither the Company nor the assignees of the Company shall have any right under this Section 5 at any time subsequent to the closing of a bona fide, firm commitment underwritten public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Act").

        6. "Market Stand-Off" Agreement. Purchaser hereby agrees that, during the period specified by the Company and the underwriter or underwriters of common stock (or other securities) of the Company, following the effective date of a registration statement of the Company filed under the Act, Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer or contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company at any time during such period except common stock included in such registration, provided, however, that (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering and (b) all officers and directors of the Company holding securities of


                                       3.

the Company enter into similar agreements.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to common stock held by Purchaser until the end of such period.

        7. Representations and Warranties of Purchaser.

                a. Investment Intent. This Agreement is made with Purchaser in reliance upon his representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Stock has been acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Stock.

                b. Restricted Securities. Purchaser understands that the Stock has not been registered under the Act, on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Act, and that the Company's reliance on such exemption is predicated on his representations set forth herein.

        Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to sections 12 or 15 of the Securities Exchange Act of 1934, as amended, or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Act) under the Act is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock that might be made by Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule and that Purchaser may not be able to sell the Stock at the time or in the amount Purchaser so desires. Purchaser is familiar with Rule 144 and understands that the Stock constitutes "restricted securities" within the meaning of that Rule.

                c. Investment Experience. In connection with the investment representations made herein Purchaser represents that he is able to fend for himself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of his investment and has been furnished with and has had access to such information as he has requested and deems appropriate to his investment decision.

                d. Limitations on Disposition. Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock, unless and until (a) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a


                                       4.

statement of the circumstances surrounding the proposed disposition, and (b) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) such disposition will not require registration of such Stock under the Act, or (ii) that appropriate action necessary for compliance with the Act has been taken, or (c) the Company shall have waived, expressly and in writing, its rights under clauses (a) and
(b) of this subparagraph. In addition, prior to any disposition of any of the Stock, the Company may require the transferee or assignee to provide in writing investment representations and its agreement to the provisions of this Agreement in a form acceptable to the Company.

        The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock after the issuance, and prior to the repurchase, thereof.

                e. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                        (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FOUNDER/EMPLOYEE SHAREHOLDER AGREEMENT WHICH INCLUDES A REPURCHASE RIGHT, A MARKET STAND-OFF AGREEMENT AND A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

                        (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT."

                        (iii) Any legend required to be placed thereon by applicable state laws.

        8. Escrow of Shares.

                a. Escrow Holder. The Stock issued under this Agreement shall be


                                       5.

held in escrow by the Secretary of the Company, as escrow holder ("Escrow Holder"), along with the Assignment Separate from Certificate executed by Purchaser in blank in the form attached hereto as Exhibit A, until expiration of the Company's Purchase Option described in Section 4 above.

                b. Instructions to Escrow Holder. The Escrow Holder is hereby directed to permit transfer of the Stock only in accordance with this Agreement or instructions signed by both parties. In the event that further instructions are desired by the Escrow Holder, he or she shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. Notwithstanding anything else herein, the Escrow Holder (including persons and entities acting on behalf of or under authority of Escrow Holder), (i) shall have no liability for any act or omission hereunder unless it is shown that such act or omission was intentional and in bad faith, (ii) may act in accordance with any advice of counsel or any order, judgment or decree of any court, whether or not final, (iii) in the event of any dispute, the Escrow Holder may, in his or her sole discretion, take the course of action it deems appropriate or take no action whatsoever, and (iv) shall in no event be required to seek legal counsel but may do so at the Company's expense.

                c. Transfer to Transferee. If the Company or any assignee exercises its Purchase Option hereunder, then the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

                d. Transfer to Purchaser. When the Purchase Option has been exercised or expires unexercised or a portion of the Stock has been released from the Purchase Option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Stock and shall deliver such certificate to Purchaser.

                e. Rights of Purchaser. Subject to the terms hereof, Purchaser shall have all the rights of a shareholder with respect to such Stock while such shares are held in escrow, including without limitation the right to vote the Stock and receive any cash dividends declared thereon.

                f. Adjustment of Stock and Option Price. If, at any time or from time to time, there is (i) a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (ii) any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of the Stock shall be immediately subject to the escrow referred to in Section 8 (to the extent the Stock is then so subject), shall be deposited with the Escrow Holder, and shall be included in the word "Stock" for purposes of this Agreement, and shall be subject to the Purchase Option and the right of first offer pursuant to Section 5 with the same force and effect as the shares of Stock presently subject to this Agreement, the Purchase Option and the right of first offer. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted as


                                       6.

determined by the Board of Directors of the Company.

        9. Miscellaneous.

                a. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                b. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below that party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                c. Governing Law, Assignment and Enforcement. This Agreement is governed by the internal law of California and shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, guardians, successors and assigns. The prevailing party in any action to enforce this Agreement shall be entitled to attorneys' fees and costs. The parties agree that damages are not an adequate remedy for Purchaser's breach hereof and the Company shall accordingly be entitled to specific performance of this Agreement.

                d. Amendments and Waivers. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous understandings, written or oral. This Agreement may only be amended with the written consent of the parties hereto and the Company's assignees pursuant to subsection 4(c) and Section 5 hereof, or the successors or assigns of the foregoing, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

                e. Cooperation. Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

        10. California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.


                                       7.

                           [Signature Page to Follow]


                                       8.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            ACCELERATED NETWORKS, INC.


                                            By: /s/ Suresh Nihalani
                                               ---------------------------------
                                                    Suresh Nihalani
                                                    President

                             Address:       5743 Corsa Avenue, Suite 221
                                            Westlake Village, CA 91362



                                            PURCHASER:


                                            /s/ Kiran Munj
                                            ------------------------------------
                                                Kiran Munj

                             Address: c/o Accelerated Networks, Inc. 5743 Corsa Avenue, Suite 221
                                            Westlake Village, CA 91362


                                       9.

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED, I, _______________, hereby sell, assign and transfer unto _________________________________ (______) shares of the Common Stock of
Accelerated Networks, Inc., standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:____________________.

                                            Signature:



                                            --------------------------


        This Assignment Separate from Certificate was executed in conjunction with the terms of Founder/Employee Shareholder Agreement between the above assignor and Accelerated Networks, Inc., dated March 28, 1997.

                       ELECTION PURSUANT TO SECTION 83(b)

                          OF THE INTERNAL REVENUE CODE

        This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

        (1) The person who performed the services is:

            Name: Kiran Munj
            Address: 5743 Corsa Ave., Suite 221
                     Westlake Village, CA 91362

            Taxpayer Ident. No.:  ____________________
            Taxable Year: Calendar Year 1997

        (2) The property with respect to which the election is being made is 2,250,000 shares of the Common Stock of Accelerated Networks, Inc.

        (3) The property was issued on March 28, 1997.

        (4) The property is subject to a repurchase right pursuant to which the issuer has the right to repurchase the property at the original purchase price if for any reason the shareholder's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments ending on December 31, 2000.

        (5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $.001 per share.

        (6) The amount paid for such property is $.001 per share.

        (7) A copy of this statement was furnished to Accelerated Networks, Inc. for whom Purchaser rendered the service underlying the transfer of property.



                                            ------------------------------------
                                            Purchaser



                                            ------------------------------------
                                            Spouse (if any)

Dated:
      ------------------

                               FIRST AMENDMENT TO
                     FOUNDER/EMPLOYEE SHAREHOLDER AGREEMENT


        THIS FIRST AMENDMENT TO FOUNDER/EMPLOYEE SHAREHOLDER AGREEMENT dated as of May 30, 1997 (the "Amendment") amends that certain Founder/Employee Shareholder Agreement ("Founder Agreement") by and between Accelerated Networks, Inc., a California corporation ("the Company"), and Kiran Munj ("Purchaser").

        NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Founder Agreement.

                2. References to Founder Agreement. All references in the Founder Agreement to "this Agreement", and to all other words referring to the Founder Agreement (such as "herein", "hereto", "herewith" and "hereunder"), shall be deemed to mean and refer to the Founder Agreement, as amended by this Amendment.

                3. Amendments to Founder Agreement.

                        (a) The definition of "Stock" in the Founder Agreement shall be deemed to include all shares of Common Stock of the Company owned by Purchaser on the date hereof.

                        (b) Section 4 shall be deleted in its entirety and replaced with the following:

                4. Purchase Option. The Stock shall be subject to the following option ("Purchase Option"):

                a. In the event Purchaser ceases to be continuously employed by the Company, or a parent or subsidiary of the Company, as a result of Purchaser's Voluntary Termination (as defined below) or Termination for Cause (as defined below), the Company may exercise the Purchase Option. The date when Purchaser's continuous employment ceases as a result of Voluntary Termination or Termination for Cause is hereinafter referred to as the "Termination Date."

                b. Voluntary Termination shall include any voluntary cessation of employment with the Company unless such cessation of employment occurs within twelve (12) months of any of the following actions (unless such action is consummated with Purchaser's written approval): (i) a material decrease in the salary paid or benefits provided by the Company to Purchaser from the salary paid or benefits provided at the time of such decrease, other than a decrease consistent with an overall


                                      12.

        decline in the Company's financial condition or prospects and consistent with executive officer salary reductions generally, (ii) a material diminution in Purchaser's level of job responsibilities or position with the Company, or (iii) the relocation of Purchaser's place of employment to a location which is not within fifty (50) miles of the Company's current offices or Purchaser's current residence. Notwithstanding the foregoing, Voluntary Termination shall not include a cessation of employment arising from Purchaser's death or Purchaser's inability to perform his duties to the Company by reason of any medically determinable physical or mental impairment.

                c. Termination for Cause shall include only the following: (i) theft of the Company's intellectual or other property other than unintentional takings of immaterial property, (ii) any other wilful and wrongful act not done in good faith by Purchaser causing material harm to the reputation of the Company, or (iii) conviction of a felony that adversely affects the Company.

                d. The Company shall have the right at any time within sixty
        (60) days after the Termination Date to purchase the Stock from Purchaser at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"). Stock subject to the Purchase Option may not be transferred by Purchaser (except for transfers by operation of law or other involuntary transfers and transfers by gift, will or intestate succession of Purchaser to Purchaser's spouse or lineal descendants or ancestors or a trust for the benefit of such persons if the transferee agrees in writing in a form satisfactory to the Company to be subject to the terms of the Founder Agreement). The Purchase Option shall terminate, and cease to be exercisable, with respect to any and all Stock in which Purchaser acquires a vested interest. For purposes of this Agreement, Purchaser shall acquire a vested interest in 50% of the Stock immediately. Purchaser shall acquire a vested interest in the remaining 50% of the stock in equal monthly installments over the 48 months beginning on April 30, 1997, such that Purchaser shall have a fully vested interest in all of the Stock on April 29, 2001. Notwithstanding the foregoing, Purchaser shall not acquire a vested interest in any shares of Stock after the Termination Date. Notwithstanding the foregoing, Purchaser shall acquire a vested interest in all unvested stock upon consummation of a merger, consolidation, tender offer or other transaction or series of transactions in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

                e. The Purchase Option, if exercised by the Company, shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in subsection 5.b. The Company may pay for the shares of Stock it has elected to repurchase (i) by delivery of a check in the amount of the repurchase price for the Stock being repurchased, (ii) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price.


                                      13.

                f. Nothing in this Agreement shall affect in any manner whatsoever the at will status of Purchaser's employment or the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment at any time, for any reason, with or without cause.

                (c) Sections 5 and 6 shall be deleted in their entirety.

                (d) Clause (i) of subsection 7.e shall be deleted in its entirety and replaced with the following:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FOUNDER/EMPLOYEE SHAREHOLDER AGREEMENT WHICH INCLUDES A REPURCHASE RIGHT ON THE SALE OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

                (e) Subsection 9.b shall be deleted in its entirety and replaced with the following:

                b. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed,
        (a) if to Purchaser, at Purchaser's address set forth below its signature, or at such other address as Purchaser shall have furnished the Company in writing, or (b) if to the Company, at its address as set forth below, or at such other address as the Company shall have furnished to Purchaser in writing.

        4. Effect of Amendment. The Founder Agreement, as amended hereby, shall remain in full force and effect.

        5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.


                                      14.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Founder Agreement as of the day and year first above written.

                                            ACCELERATED NETWORKS, INC.


                                            By: /s/ Suresh Nihalani
                                               ---------------------------------
                                                    Suresh Nihalani
                                                    President

                             Address:       5743 Corsa Avenue, Suite 221
                                            Westlake Village, CA 91362


                                            PURCHASER:


                                            /s/ Kiran Munj
                                            ------------------------------------
                                                Kiran Munj


                             Address: c/o Accelerated Networks, Inc. 5743 Corsa Avenue, Suite 221
                                            Westlake Village, CA 91362





                                      15.